UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2026

908 Devices Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39815	45-4524096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 3rd Avenue

Burlington, MA 01803

(Address of principal executive offices, including zip code)

(857) 254-1500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MASS	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 11, 2026, 908 Devices Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). As of April 16, 2026, the record date for the 2026 Annual Meeting, there were 37,446,534 shares of the Company’s common stock outstanding and entitled to vote at the 2026 Annual Meeting. A total of 28,653,832 shares of common stock were present or represented by proxy at the 2026 Annual Meeting, representing 76.52% of the issued and outstanding shares entitled to vote at the meeting, representing a quorum. The proposals voted upon, and the final results of the vote were as follows:

Proposal No. 1: Election of Class III Directors. Three nominees for Class III directors were elected to serve on the Board of Directors until the Company’s 2029 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
Keith L. Crandell	23,989,268	335,612	4,328,952
Christopher Brown, Ph.D.	24,120,149	204,731	4,328,952
E. Kevin Hrusovsky	21,164,398	3,160,482	4,328,952

Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The Company’s stockholders approved Proposal 2. The voting results were as follows:

For	Against	Abstain
28,646,306	5,575	1,951

Proposal No. 3: Advisory vote on the compensation of the Company’s named executive officers, as described in the Company’s 2026 Definitive Proxy Statement. The Company’s stockholders approved Proposal 3. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
21,187,486	2,748,574	388,820	4,328,952

Proposal No. 4: Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
23,867,639	2,224	92,125	362,892	4,328,952

The Company’s stockholders voted one year for the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Consistent with these results, the Board of Directors of the Company determined that future stockholder advisory votes on named executive officer compensation will be held every year until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	908 Devices Inc.

	By:	/s/ Mark S. Levine
Name: Mark S. Levine
Title: Chief Legal and Administrative Officer